                                                                   Exhibit 10.19
        AMENDMENT NO. 1 TO SERIES E PREFERRED STOCK PURCHASE AGREEMENT
        --------------------------------------------------------------

  This Amendment No. 1 (the "Amendment") to that certain Series E Preferred Stock Purchase Agreement (the "Original Agreement") dated as of February 22, 1996 by and among Production Group International, Inc., a Virginia corporation (the "Company"), and the investors listed on Schedule A thereto, each of which is herein referred to as a "Prior Series E Investor" and collectively as the "Prior Series E Investors," is made as of June 19, 1996 (the "Effective Date") by and among the Company and the Prior Series E Investors that have executed this Amendment (collectively, the "Amending Investors"). Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Original Agreement.

  WHEREAS, the Amending Investors hold a majority of the Common Stock issued or issuable upon conversion of the Series E Preferred Stock; and

  WHEREAS, the Company and the Amending Investors desire to amend the Original Agreement; and

  WHEREAS, the Amending Investors constitute the holders of at least 60% of the outstanding securities held by "Investors" and "Prior Investors" as defined for purposes of that certain Second Restated Investors' Rights Agreement (the "Rights Agreement") dated as of February 22, 1996 between the Company and the parties thereto.

  THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Section 1.3(d), which currently reads as follows:

               "(d) in the event that such put option is exercised for less than the total number of shares of Series E Preferred Stock set forth on Schedule A hereto, such put option shall be exercised with respect to each Investor on a pro-rata basis;"

shall be amended in its entirety to read as follows:

               "(d) in the event that such put option is exercised for less than the total number of shares of Series E Preferred Stock set forth on Schedule A hereto, such put option shall be exercised with respect to each Investor on a pro-rata basis, based upon the number of shares of Series E Preferred Stock set forth opposite each Investor's name, less the number of shares of Series E Preferred Stock previously purchased by such Investor pursuant to Sections 1.2 or 1.3;"

     2.   Section 1.5, which currently reads as follows:

               "1.5 Additional Investors.  The Company may, until sixty (60)
                    --------------------
          days after the Effective Date, add new parties to this Agreement, provided, that (a) such new parties execute signature pages to this Agreement and the other agreements referenced herein, and are subject to the terms and conditions of this Agreement and the other agreements referenced herein and shall be deemed an "Investor" for purposes of this Agreement; (b) Schedule A is amended accordingly; (c) the Company promptly notifies each Investor of such new party or parties and concurrently distributes an amended Schedule A; and (d) the aggregate amount of shares of additional Series E Preferred Stock represented by such new parties does not exceed 598,804 shares."

shall be amended in its entirety to read as follows:

               "1.5 Additional Investors and Subscription Amounts.  The Company
                    ---------------------------------------------
          may, until June 30, 1996, either add new parties to this Agreement, or agree with an Investor to increase the number of shares of Series E Preferred Stock set forth opposite such Investor's name, provided, that (a) in the event a new party is added to this Agreement, such new party executes signature pages to this Agreement and the other agreements referenced herein, and is subject to the terms and conditions of this Agreement and the other agreements referenced herein and shall be deemed an "Investor" for purposes of this Agreement; (b) in the event the number of shares of Series E Preferred Stock for an Investor is increased, the Company and such Investor both execute a written document documenting such increase,
          (c) in either event, Schedule A is amended accordingly; (c) in either event, the Company promptly notifies each Investor of such new party or parties or such increase for an existing Investor and concurrently distributes an amended Schedule A; and (d) the aggregate amount of shares of Series E Preferred Stock set forth on Schedule A and available to be sold pursuant to this Agreement does not exceed 1,796,407 shares."

          3. Schedule A to the Original Agreement is hereby amended in its entirety as of the date hereof to read as set forth in Schedule A attached hereto.

          4. The Amending Investors hereby waive the provisions of Section 2 of the Rights Agreement with respect to any additional issuances of Series E Preferred Stock pursuant to the Original Agreement and any amendments thereto, including without limitation, pursuant to this Amendment. Such waiver also includes waiver of the notice provisions in such Section 2.

          5. Except as specifically provided herein, the Original Agreement shall remain in full force and effect.



[REST OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the Effective Date.

                              PRODUCTION GROUP INTERNATIONAL, INC.



                              By:
                                 ---------------------------------
                                  Mark N. Sirangelo, President

                    Address:  One Courthouse Metro
                              Suite 200
                              2200 Wilson Boulevard
                              Arlington, Virginia 22201

                              MELLON BANK, N.A., solely in its capacity as Trustee for the First Plaza Group Trust (as directed by General Motors Investment Management Corporation), and not in its individual capacity


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------

                    Address:  One Mellon Bank Center
                              Pittsburgh, PA  15258-0001



                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              SIERRA VENTURES IV, a
                              California Limited Partnership

                              By its General Partner,

                              SV ASSOCIATES IV, L.P., a California Limited
                              Partnership


                              By:
                                 -----------------------------------------
                                  Peter C. Wendell
                                  General Partner

                    Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


                              SIERRA VENTURES IV INTERNATIONAL, a California Limited Partnership

                              By its General Partner,

                              SV ASSOCIATES IV, L.P., a California Limited
                              Partnership

                              By:
                                 -----------------------------------------
                                  Peter C. Wendell
                                  General Partner

                    Address: 3000 Sand Hill Road, Bldg 4, Suite 210 Menlo Park, California 94025


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              MERIFIN CAPITAL N.V.
                              By:  Finabel S.A., Managing Director


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

                    Address:  c/o Finabel S.A.
                              254 Route de Lausanne
                              CH-1292 Geneva, Chambesy, Switzerland
                              Attn:  Guillaume de Rham

             With a copy to:  Merifin Capital
                              200 Park Avenue, 25th Floor
                              New York, NY  10166
                              Attn:  Christopher Wright


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              ORCHID & CO., nominee for T. Rowe Price Theshold Fund III, L.P.

                              By:   T. Rowe Price Threshold Fund
                                    Associates, Inc.
                                    General Partner


                                  By:
                                     -----------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------

                    Address:  100 East Pratt Street
                              Baltimore, Maryland  21202


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              TRIDENT CAPITAL PARTNERS FUND-I, L.P., a Limited Partnership

                              By: TRIDENT CAPITAL, L.P., a Delaware Limited Partnership
                              Title: General Partner

                              By:    TRIDENT CAPITAL, INC.
                              Title: General Partner


                                  By:
                                      ---------------------------
                                      Robert C. McCormack

                  Address:    2480 Sand Hill Road, Suite 201
                              Menlo Park, California  94025


                              190 South La Salle Street, Suite 2760
                              Chicago, Illinois  60603


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              TRIDENT CAPITAL PARTNERS FUND-I, C.V., a
                              Netherlands Antilles Limited Partnership

                              By: TRIDENT CAPITAL, L.P., a Delaware Limited Partnership
                              Title: Investment General Partner

                              By:    TRIDENT CAPITAL, INC.
                              Title: General Partner


                                  By:
                                     --------------------------------------
                                       Robert C. McCormack, Co-Chairman


                  Address:    2480 Sand Hill Road, Suite 201
                              Menlo Park, California  94025


                              190 South La Salle Street, Suite 2760
                              Chicago, Illinois  60603



                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              MERCURY PARTNERS, LLC



                              By:
                                   ------------------------------
                                      Bradley W. de Koning
                                      Managing Director

                    Address:  Mercury Partners, LLC
                              11100 Santa Monica Blvd.
                              Suite 2020
                              Los Angeles, CA  90025



                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              ------------------------------------------
                              Frederic C. Hamilton

                    Address:  c/o The Hamilton Companies
                              1560 Broadway, Suite 2200
                              Denver, Colorado  80202



                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                              WLD/LAMONT PARTNERS


                              By:
                                 -----------------------------------
                                 Douglas S. Luke
                                 General Partner

                    Address:  One E. Broward Blvd.
                              Suite 1101
                              Ft. Lauderdale, FL  33301


                     SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                  SCHEDULE A

                             SCHEDULE OF INVESTORS


                           Series E Preferred Stock
                           ------------------------


                                      Number of Shares
                                        of Series E
  Name and Address                    Preferred Stock
  ----------------                    ---------------

  Mellon Bank, N.A., as Trustee           479,042
  for First Plaza Group Trust

  Sierra Ventures IV, L.P.                201,511

  Sierra Ventures IV International          8,069

  Merifin Capital N.V.                    119,760

  Orchid & Co.                             59,880

  Trident Capital                          49,991
    Partners Fund-I, L.P.

  Trident Capital                           9,889
    Partners Fund-I, C.V.

  Michael P. Galvin 1994 Trust             59,880

  Mercury Partners, LLC                    59,880

  Frederic C. Hamilton                     59,880

  WLD/Lamont Partners                     479,042

  ABS Employees' Venture Fund, L.P.        55,151


  TOTAL                                 1,641,975